POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, TOUCHSTONE INVESTMENT TRUST, a business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter referred to as the "Trust"), has filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, a registration statement with respect to the issuance and sale of the shares of the Trust; and

         WHEREAS, the undersigned is a Trustee of the Trust, as indicated beside his name;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints TINA D. HOSKING and DONALD J. WUEBBLING and each of them, his attorneys for him and in his name, place and stead, to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 17th day of October, 2000.

                                     /s/ J. Leland Brewster II
                                     --------------------------------
                                     J. LELAND BREWSTER II
                                     Trustee

STATE OF OHIO            )
                         ) ss:
COUNTY OF HAMILTON       )

    On the 23rd day of October, 2000, personally appeared before me, J. LELAND BREWSTER II, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 23rd day of October, 2000.


                                           /s/ Virginia K. Hartman
                                          -----------------------------
                                           Notary Public
Virginia K. Hartman
Notary Public, State of Ohio
My Commission Expires Sept. 17, 2001

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, COUNTRYWIDE INVESTMENT TRUST, a business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter referred to as the "Trust"), has filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, a registration statement with respect to the issuance and sale of the shares of the Trust; and

         WHEREAS, the undersigned is a Trustee of the Trust, as indicated beside his name;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints TINA D. HOSKING and DONALD J. WUEBBLING and each of them, his attorneys for him and in his name, place and stead, to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of December, 1999.

                                     /s/ W.O. Coleman
                                     --------------------------------
                                     WILLIAM O. COLEMAN
                                     Trustee

STATE OF OHIO            )
                         ) ss:
COUNTY OF HAMILTON       )

     On the 16th day of December, 1999, personally appeared before me, WILLIAM
O. COLEMAN, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 16th day of December, 1999.


                                           /s/ Elizabeth A. Santen
                                          -----------------------------
                                           Notary Public

Elizabeth Ann Santen
Notary Public, State of Ohio
My Commmission Expires April 6, 2002

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, COUNTRYWIDE INVESTMENT TRUST, a business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter referred to as the "Trust"), has filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, a registration statement with respect to the issuance and sale of the shares of the Trust; and

         WHEREAS, the undersigned is a Trustee of the Trust, as indicated beside his name;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints TINA D. HOSKING and DONALD J. WUEBBLING and each of them, his attorneys for him and in his name, place and stead, to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of December, 1999.

                                     /s/ Phillip R. Cox
                                     --------------------------------
                                     PHILLIP R. COX
                                     Trustee

STATE OF OHIO            )
                         ) ss:
COUNTY OF HAMILTON       )

     On the 16th day of December, 1999, personally appeared before me, PHILLIP
R. COX, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 16th day of December, 1999.


                                           /s/ Elizabeth A. Santen
                                          -----------------------------
                                           Notary Public

Elizabeth Ann Santen
Notary Public, State of Ohio
My Commmission Expires April 6, 2002

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, COUNTRYWIDE INVESTMENT TRUST, a business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter referred to as the "Trust"), has filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, a registration statement with respect to the issuance and sale of the shares of the Trust; and

         WHEREAS, the undersigned is a Trustee of the Trust, as indicated beside his name;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints TINA D. HOSKING and DONALD J. WUEBBLING and each of them, his attorneys for him and in his name, place and stead, to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 7th day of January, 2000.

                                     /s/ H. Jerome Lerner
                                     --------------------------------
                                     H. JEROME LERNER
                                     Trustee

STATE OF OHIO            )
                         ) ss:
COUNTY OF HAMILTON       )

     On the 7th day of January, 2000, personally appeared before me, H. JEROME LERNER, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 7th day of January, 2000.


                                           /s/ Elizabeth A. Santen
                                          -----------------------------
                                           Notary Public

Elizabeth Ann Santen
Notary Public, State of Ohio
My Commmission Expires April 6, 2002

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, COUNTRYWIDE INVESTMENT TRUST, a business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter referred to as the "Trust"), has filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, a registration statement with respect to the issuance and sale of the shares of the Trust; and

         WHEREAS, the undersigned is a Trustee of the Trust, as indicated beside his name;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints TINA D. HOSKING and DONALD J. WUEBBLING and each of them, his attorneys for him and in his name, place and stead, to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of December, 1999.

                                     /s/ Robert H. Leshner
                                     --------------------------------
                                     ROBERT H. LESHNER
                                     Trustee

STATE OF OHIO            )
                         ) ss:
COUNTY OF HAMILTON       )

     On the 16th day of December, 1999, personally appeared before me, ROBERT H. LESHNER, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 16th day of December, 1999.


                                           /s/ Elizabeth A. Santen
                                          -----------------------------
                                           Notary Public

Elizabeth Ann Santen
Notary Public, State of Ohio
My Commmission Expires April 6, 2002

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, COUNTRYWIDE INVESTMENT TRUST, a business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter referred to as the "Trust"), has filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, a registration statement with respect to the issuance and sale of the shares of the Trust; and

         WHEREAS, the undersigned is a Trustee of the Trust, as indicated beside his name;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints TINA D. HOSKING and DONALD J. WUEBBLING and each of them, his attorneys for him and in his name, place and stead, to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of December, 1999.

                                     /s/ Oscar Robertson
                                     --------------------------------
                                     OSCAR P. ROBERTSON
                                     Trustee

STATE OF OHIO            )
                         ) ss:
COUNTY OF HAMILTON       )

     On the 16th day of December, 1999, personally appeared before me, OSCAR P. ROBERTSON, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 16th day of December, 1999.


                                           /s/ Elizabeth A. Santen
                                          -----------------------------
                                           Notary Public

Elizabeth Ann Santen
Notary Public, State of Ohio
My Commmission Expires April 6, 2002

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, COUNTRYWIDE INVESTMENT TRUST, a business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter referred to as the "Trust"), has filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, a registration statement with respect to the issuance and sale of the shares of the Trust; and

         WHEREAS, the undersigned is a Trustee of the Trust, as indicated beside his name;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints TINA D. HOSKING and DONALD J. WUEBBLING and each of them, his attorneys for him and in his name, place and stead, to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of December, 1999.

                                     /s/ Robert E. Statuberg
                                     --------------------------------
                                     ROBERT E. STAUTBERG
                                     Trustee

STATE OF OHIO            )
                         ) ss:
COUNTY OF HAMILTON       )

     On the 16th day of December, 1999, personally appeared before me, ROBERT
E. STAUTBERG, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 16th day of December, 1999.


                                           /s/ Elizabeth A. Santen
                                          -----------------------------
                                           Notary Public

Elizabeth Ann Santen
Notary Public, State of Ohio
My Commmission Expires April 6, 2002

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, COUNTRYWIDE INVESTMENT TRUST, a business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter referred to as the "Trust"), has filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, a registration statement with respect to the issuance and sale of the shares of the Trust; and

         WHEREAS, the undersigned is a Trustee of the Trust, as indicated beside his name;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints TINA D. HOSKING and DONALD J. WUEBBLING and each of them, his attorneys for him and in his name, place and stead, to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of December, 1999.

                                     /s/ Nelson Schwab Jr.
                                     --------------------------------
                                     NELSON SCHWAB, JR.
                                     Trustee

STATE OF OHIO            )
                         ) ss:
COUNTY OF HAMILTON       )

     On the 16th day of December, 1999, personally appeared before me, NELSON SCHWAB, JR., known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 16th day of December, 1999.


                                           /s/ Elizabeth A. Santen
                                          -----------------------------
                                           Notary Public

Elizabeth Ann Santen
Notary Public, State of Ohio
My Commmission Expires April 6, 2002

                            POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, COUNTRYWIDE INVESTMENT TRUST, a business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter referred to as the "Trust"), has filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, a registration statement with respect to the issuance and sale of the shares of the Trust; and

         WHEREAS, the undersigned is a Trustee of the Trust, as indicated beside his name;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints TINA D. HOSKING and DONALD J. WUEBBLING and each of them, his attorneys for him and in his name, place and stead, to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of December, 1999.

                                     /s/ Joseph S. Stern, Jr.
                                     --------------------------------
                                     JOSEPH S. STERN, JR.
                                     Trustee

STATE OF OHIO            )
                         ) ss:
COUNTY OF HAMILTON       )

     On the 16th day of December, 1999, personally appeared before me, JOSEPH
S. STERN, JR., known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 16th day of December, 1999.


                                           /s/ Elizabeth A. Santen
                                          -----------------------------
                                           Notary Public

Elizabeth Ann Santen
Notary Public, State of Ohio
My Commmission Expires April 6, 2002